UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the registrant	☐ Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule  and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

Dear Valued Amgen Stockholder:

According to our latest records, your vote for the upcoming Annual Meeting of Stockholders of Amgen Inc. scheduled for May 21, 2019 has not yet been received. Your vote is extremely important, no matter how many shares you hold. If you have not yet voted, please vote today.

We have enclosed a proxy card for your use. If you receive more than one proxy card, it means that you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you elect to vote by telephone or Internet, submit one proxy for each proxy card you receive.

Please vote as soon as possible by following the instructions below. For the reasons set forth in the 2019 Proxy Statement, dated April 8, 2019, the Board of Directors recommends that you vote:

Item 1: “FOR” each director nominee;

Item 2: “FOR” the advisory vote to approve our executive compensation; and

Item 3: “FOR” the ratification of the selection of the independent registered public accountants.

We urge you to review the proxy materials at www.astproxyportal.com/ast/Amgen and vote your shares promptly even if you plan to attend the Annual Meeting of Stockholders.

THREE EASY WAYS TO VOTE

Vote by telephone or online until 11:59 P.M. Eastern Time on May 20, 2019.

If your proxy has already been voted, you do not need to vote again and please disregard this letter. We appreciate your support and continuing interest in Amgen Inc.

Thank you for your vote!

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

Dear Valued Amgen Stockholder:

Our records show that your Amgen Inc. shares are registered in the name of your broker as the holder of record. According to our latest records, your vote instructions for the upcoming Annual Meeting of Stockholders of Amgen Inc. scheduled for May 21, 2019 has not yet been received by your broker. Your vote is extremely important, no matter how many shares you hold. If you have not yet voted, please vote today.

We have enclosed a voting instruction form for your use. If you receive more than one voting instruction form, it means that you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each voting instruction form or, if you elect to vote by telephone or Internet, submit one proxy for each voting instruction form you receive.

Please vote as soon as possible by following the instructions below. For the reasons set forth in the 2019 Proxy Statement, dated April 8, 2019, the Board of Directors recommends that you vote:

Item 1: “FOR” each director nominee;

Item 2: “FOR” the advisory vote to approve our executive compensation; and

Item 3: “FOR” the ratification of the selection of the independent registered public accountants.

We urge you to review the proxy materials at www.proxyvote.com and vote your shares promptly even if you plan to attend the Annual Meeting of Stockholders.

THREE EASY WAYS TO VOTE

Vote by telephone or online until 11:59 P.M. Eastern Time on May 20, 2019.

If your proxy has already been voted, you do not need to vote again and please disregard this letter. We appreciate your support and continuing interest in Amgen Inc.

Thank you for your vote!